UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2008
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32688	56-2518836
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, MA 02169
(Address of principal executive offices) (Zip Code)

(617) 472-2805
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

                        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On January 31, 2008, Harbor Acquisition Corporation (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm, became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that, as a result thereof, GGK resigned as independent registered public accounting firm for the Company.  A copy of GGK’s letter to the Company regarding the resignation is included as Exhibit 16.1 to the Form 8-K.  The Company intends to appoint a new independent accounting firm, if necessary, following the completion of its stockholders meeting scheduled to reconvene on February 8, 2008.

The audit reports of GGK on the financial statements of the Company’s as of and for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the audit reports on the financial statements for the years ended December 31, 2005 and 2006 included an explanatory paragraph about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2007 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except as described in the following paragraph.

The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated February 6, 2008 furnished by GGK in response to that request is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
16.1	GGK resignation letter, dated January 31, 2008
16.2

Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission, dated February 6, 2008, indicating their agreement with the statements contained in the Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORPORATION

Date: February 6, 2008	By:	/s/ Robert J. Hanks
	Name:	Robert J. Hanks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
16.1	GGK resignation letter, dated January 31, 2008
16.2

Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission, dated February 6, 2008, indicating their agreement with the statements contained in the Form 8-K filing.